EXHIBIT 4.1 - Specimen Common Stock Certificate

EXHIBIT 4.1

[SPECIMEN COMMON STOCK CERTIFICATE - FRONT]

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

KLRE HOLDINGS, INC.
AUTHORIZED 100,000,000 SHARES OF COMMON STOCK
Par value $.001

Number	Shares
☐	☐

CUSIP: See reverse side for certain definitions
This certifies that

is the registed holder of

FULLY PAID, NON-ASSESSABLE, COMMON SHARES OF KLRE HOLDINGS, INC.
transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

In Witness whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed.

Dated:

KLRE Holdings, Inc. Corporate Seal Delaware

[SPECIMEN COMMON STOCK CERTIFICATE - REVERSE]

The Following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common	UNIF GIFT MIN	Custodian
TEN ENT- as tenants by the entireties ACT
JT TEN - as joint tenants with right of survivorship and not as tenants in common	(Custodian) under Uniforms Gifts to Minors Act		(Minor)

(State)

Additional abbreviations may also be used though not in the above list.

For Value Received, ______________ hereby sell, assign and transfer unto

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(Please insert social security number or other identifying number of assignee)	(Please print or typewrite name and address, including zip code, of assignee)

shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

NOTICE: The signature(s) to this assignment must correspond with the name(s) as written upon the face of the certificate without alteration or any change whatever.
(Signature)

(Signature)

The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to SEC Rule 17Ad-15.

Signature(s) guaranteed by:

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